Municipal
                                   High Income
                                    Fund Inc.


                                                                          Annual
                                                                          Report

                                                                         October
                                                                        31, 1997

--------------------------------------------------------------------------------

                         Municipal High Income Fund Inc.

Dear Shareholder:

     We are pleased to provide the annual report for the Municipal High Income Fund Inc. ("Fund") for the year ended October 31, 1997. Over the one-year period covered by this report, the Fund paid income dividends totaling $0.623 per share and posted a total return of 9.41% on net asset value ("NAV"). In comparison, its Lipper Analytical Services, Inc. ("Lipper") peer group had an average of 9.28% for the same period. (Lipper is a major fund-tracking organization.) In addition, the Fund generated a total return of 17.22% based on its market value. The table below shows the annualized distribution rate and twelve month total return based on the Fund's October 31, 1997 NAV and its New York Stock Exchange ("NYSE") closing price.

                   Price            Annualized             Twelve Month
                 Per Share       Distribution Rate         Total Return
                 -----------     -----------------         ------------
                 $9.76 (NAV)          6.38%                    9.41%
                 $9.875 (NYSE)        6.31%                   17.22%

     We are very pleased to report that shares of the Fund are now trading at a premium of $0.115 to its NAV of $9.76 as of October 31, 1997. Another extremely positive Fund development has been its five-star rating overall from Morningstar, Inc.* as of October 31, 1997.

Market and Economic Overview

      The recent turmoil in the international markets have preoccupied many U.S. investors. We believe one positive outcome that should result from this turmoil is that the Federal Reserve Board ("Fed") will be very reluctant to raise interest rates over the next three to six months. If the Fed were to raise interest rates, it would most likely do so in the first quarter 1998. This would especially be true if inflationary pressures return in the U.S. through strong retail sales or large wage increases (both of which have been moderate for most of 1997), conditions which we do not expect to occur. In our opinion, this is an opportune time for investors to consider rebalancing their current portfolio's asset allocation which may be concentrated in stocks.

     The tax-exempt bond markets so far in 1997, have experienced its second largest issuance of municipal bonds ever. At the same time, investor demand has remained high for municipal bonds. Municipal bonds are commonly measured as a percentage or ratio of the U.S. Treasury

----------
* Morningstar proprietary ratings reflect historical risk-adjusted performance through 10/31/97. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from the Fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day T-bill returns. The Fund received 5 stars for the overall, 3- and 5-year periods. It was rated among 197 and 121 closed-end municipal bond funds for the 3- and 5-year periods, respectively. Ten percent of the funds in a rating category receive five stars.


                                       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

yields, not based on a yield spread. Historically, municipal bonds yield roughly 80% as much as U.S. Treasury securities. Today, because of the large issuance of municipal bonds, the ratio is approximately 82%. We think municipal bonds are inexpensive and represent good value. Moreover, because we expect the supply of municipal bonds to decline in the coming year, this is an extremely opportune time to invest in municipal bonds.

Investment Strategy

     The Fund's investment objective is to provide high levels of tax-exempt current income. In pursuit of this objective, the Fund continues to focus on higher coupon bonds in order to maintain an attractive level of current income.

     During the reporting period, we have maintained a broad diversification across a number of investment sectors that we believe offer high yield potential as well as relative price stability. We continue to favor housing bonds because we believe they provide attractive yields. In addition, we do not believe there is any significant prepayment risk, due to low interest rates. Moreover, we continue to see good value in health care bonds primarily due to the efficiency brought about by the massive mergers, consolidations and joint ventures, particularly in the hospital industry.

Municipal Bond Market Outlook

     Going forward, we remain positive on the prospects for the municipal bond market. In our opinion, the Fed will continue to pursue a wait-and-see approach in managing inflation, especially in light of recent global market turmoil. We believe that a moderate U.S. economy with low inflation will continue to be favorable for intermediate- and long-term municipal bonds. Given our expectations for a strong municipal bond market and the lofty valuations of the stock market, we believe it may be appropriate for some investors to consider reallocating their portfolios and increasing their exposure to bonds.

     In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.



Sincerely,


/s/Heath B. McLendon                         /s/Lawrence T. McDermott

Heath B. McLendon                            Lawrence T. McDermott
Chairman                                     Vice President and
                                             Investment Officer

November 22, 1997


                                       2
--------------------------------------------------------------------------------

                                                 Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
Alabama -- 4.2%
   $ 345,000  Aaa*   Alabama HFA, Single-Family Mortgage Revenue,
                       10.500% due 12/1/02......................................      $ 369,581
   1,000,000  BBB-   Alabama State IDA, Solid Waste Disposal,
                       6.450% due 12/1/23 (a)...................................      1,065,000
   4,000,000  BBB-   Butler, AL IDR, Waste Disposal, 8.000% due
                       9/1/28 (a)(b) ...........................................      4,560,000
   1,000,000  BBB-   Mobile, AL IDR, 6.950% due 1/1/20..........................      1,091,250
   1,000,000  NR     West Jefferson, AL Amusement & Public Park
                       Authority Revenue, (Visionland Project),
                       8.000% due 12/1/26.......................................      1,047,500
                                                                                   ------------
                                                                                      8,133,331
                                                                                   ------------
Arizona -- 1.8%
   3,300,000  BBB    Gila County, AZ IDA, PCR, ASARCO Inc.,
                       Series 1987, 8.900% due 7/1/06...........................      3,414,840
                                                                                   ------------

California -- 3.1%
   1,750,000  Baa3*  California Statewide Community Development Authority,
                       Lease Revenue, United Airlines, Inc., Series A,
                       5.700% due 10/1/33 (a)...................................      1,747,812
   2,000,000  NR     Los Angeles County, CA Regional Airport Authority,
                       Continental Airlines, Inc., 9.000% due 8/1/17 (a)(b) ....      2,099,980
   2,000,000  BBB-   Sacramento, CA Cogeneration Authority, Electric Revenue,
                       6.500% due 7/1/14........................................      2,165,000
                                                                                   ------------
                                                                                      6,012,792
                                                                                   ------------
Colorado -- 2.6%
   2,000,000  NR     Colorado Health Facilities Authority Revenue,
                       (Beth Israel at Shalom Park Project),
                       7.250% due 12/15/25......................................      2,082,500
                     Denver, CO Airport, Series A:
   1,505,000  Baa1*    8.500% due 11/15/23 (a)..................................      1,693,125
   1,175,000  Baa1*    8.000% due 11/15/25 (a)..................................      1,311,594
                                                                                   ------------
                                                                                      5,087,219
                                                                                   ------------

Connecticut -- 1.8%
                     Connecticut State Development Authority:
   1,735,000  NR       Aquarium Project Revenue, Mystic Marinelife Aquarium,
                         7.000% due 12/1/27.....................................      1,819,581
   1,500,000  NR       Health Care Revenue, Series B, 8.000% due 7/1/17 ........      1,635,000
                                                                                   ------------
                                                                                      3,454,581
                                                                                   ------------

Florida -- 2.7%
     875,000  NR     Homestead, FL IDR, (Project A), 7.950% due 11/1/18 ........        911,094
   2,005,000  NR     Jacksonville, FL Health Facilities Authority Revenue,
                       9.125% due 10/15/19......................................      2,067,135


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
Florida -- 2.7% (continued)
 $ 2,000,000  BBB-   Martin County, FL IDR, (Indiantown Cogeneration
                       Project A), 7.875% due 12/15/25 (a)......................    $ 2,312,500
                                                                                   ------------
                                                                                      5,290,729
                                                                                   ------------
Georgia -- 0.6%
   1,000,000  NR     Walton County, GA IDA, (Walton Project), 8.500%
                       due 9/1/07...............................................      1,125,000
                                                                                   ------------
Illinois -- 4.9%
   2,850,000  Baa2*  Chicago, IL O'Hare International Airport, Special
                       Facilities Revenue Bonds, United Airlines, Series B,
                       8.950% due 5/1/18 (a)....................................      3,224,064
   2,500,000  BB-    East Chicago, IL IDA Revenue, (Inland Steel Co.,
                       Project 10), 6.800% due 6/1/13...........................      2,687,500
   1,500,000  A+     Illinois Housing Development Authority, Series 5,
                       6.750% due 9/1/23........................................      1,621,875
     740,000  NR     Loves Park, IL First Mortgage Revenue, (Hoosier
                       Care Project), Series A, 9.750% due 8/1/19...............        790,875
     970,000  NR     Sterling, IL First Mortgage Revenue, (Hoosier Care
                       Project), Series A, 9.750% due 8/1/19....................      1,030,625
                                                                                   ------------
                                                                                      9,354,939
                                                                                   ------------
Indiana -- 4.3%
   2,000,000  BBB-   Indiana State Environmental Development Finance Authority,
                       (USX Corp. Project), 6.250% due 7/15/30..................      2,097,500
   1,000,000  Ba3*   Indiana State IDA Finance Authority, PCR, (Inland Steel
                       Co., Project No. 13), 7.250% due 11/1/11 (a).............      1,103,750
   4,750,000  Baa2*  Indianapolis, IN  Airport Authority, United Airlines,
                       6.500% due 11/15/31 (a)(b)...............................      5,088,437
                                                                                   ------------
                                                                                      8,289,687
                                                                                   ------------
Kentucky -- 2.1%
   1,290,000  NR     Jefferson County, KY Health Facilities Authority, Dates
                       Beverly Enterprises, 10.125% due 5/1/08..................      1,389,975
   1,500,000  BBB-   Kenton County, KY Airport Board, (Delta Airlines Project),
                       7.500% due 2/1/20 (a)....................................      1,663,125
   1,000,000  A      Pendleton County, KY Multi-Lease Revenue, Series A,
                       6.500% due 3/1/19........................................      1,087,500
                                                                                   ------------
                                                                                      4,140,600
                                                                                   ------------
Louisiana -- 5.5%
   1,200,000  A3*    Lake Charles, LA Harbor & Terminal District Port
                       Facilities Revenue, (Trunkline LNG Co. Project),
                       7.750% due 8/15/22.......................................      1,371,000


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
Louisiana -- 5.5% (continued)
                     Port New Orleans, LA IDR:
                       Avondale Industries, Inc. Project:
 $ 1,800,000  NR         8.250% due 6/1/04......................................    $ 2,036,250
   3,000,000  NR         8.500% due 6/1/14......................................      3,453,750
   1,000,000  BB       Continental Grain Co. Project, 7.500% due 7/1/13 (b).....      1,097,500
   2,400,000  BB+    West Feliciana Parish, LA PCR, 8.000% due 12/1/24..........      2,583,000
                                                                                   ------------
                                                                                     10,541,500
                                                                                   ------------
Maine -- 0.3%
                     Maine State Housing Authority Mortgage Purchases:
     500,000  AA       Series C-2, 7.000% due 11/15/32 (a)......................        538,750
      20,000  AA       Series D-1, 8.300% due 11/15/28 (a)......................         20,595
                                                                                   ------------
                                                                                        559,345
                                                                                   ------------
Massachusetts -- 5.6%
   1,880,000  AAA    Commonwealth of Massachusetts Health & Educational
                       Facilities Authority Revenue, North Adams Regional
                       Hospital, (Pre-Refunded-- Escrowed with U.S.
                       government securities to 7/1/99 Call @ 102),
                       9.625% due 12/1/18.......................................      2,082,100
                     Commonwealth of Massachusetts Industrial Finance Agency,
                       (S.E. Mass Project):
   1,700,000  NR         Series A, 9.000% due 7/1/15............................      1,927,375
   5,940,000  NR         Series B, 9.250% due 7/1/15(a).........................      6,756,750
                                                                                   ------------
                                                                                     10,766,225
                                                                                   ------------
Michigan -- 0.8%
   1,500,000  BBB+   Western Townships, MI Utility Revenue, Sewage System,
                       (Subject to Crossover Refunding 11/1/99 @ 102),
                       8.300% due 1/1/19........................................      1,573,125
                                                                                   ------------
Minnesota -- 1.1%
   1,905,000  AA+    Minnesota HFA, Single-Family, Series H, 6.700% due 1/1/18..      2,055,018
                                                                                   ------------
Mississippi -- 2.7%
                     Claiborne County, MS PCR, Series C:
   3,300,000  Ba1*     9.875% due 12/1/14.......................................      3,575,979
   1,500,000  BBB-     6.200% due 2/1/26........................................      1,530,000
                                                                                   ------------
                                                                                      5,105,979
                                                                                   ------------
Montana -- 0.5%
   1,000,000  NR     Montana State Board Investment Resource Recovery
                       Revenue, (Yellowstone Energy LP Project),
                       7.000% due 12/31/19 (a)..................................        966,250
                                                                                   ------------


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
New Hampshire -- 0.5%
 $ 1,000,000  BBB-   New Hampshire Higher Educational & Health Facilities
                       Authority Revenue, New Hampshire College,
                       6.375% due 1/1/27........................................    $ 1,021,250
                                                                                   ------------
New Jersey -- 5.3%
   3,000,000  Baa2*  Camden County, NJ Improvement Authority Revenue,
                       Health Care Redevelopment Project, (Cooper Health),
                       5.875% due 2/15/15.......................................      3,048,750
   2,200,000  NR     New Jersey Educational Facilities, Fairleigh Dickinson
                       University, Series C, 6.625% due 7/1/23..................      2,233,000
                     New Jersey Health Care Facilities:
   1,885,000  Ba1*     Palisades Medical Center, Finance Authority Revenue,
                         7.600% due 7/1/21......................................      2,000,456
   1,000,000  NR       Raritan Bay Medical Center, 7.250% due 7/1/27............      1,076,250
   1,500,000  BBB-     Zurbrugg Memorial Hospital, Series C, 8.500% due 7/1/12..      1,537,620
     310,000  AAA    New Jersey Housing and Mortgage Finance Agency,
                       Home Buyer Revenue, Series E, MBIA-Insured,
                       7.650% due 10/1/16.......................................        328,213
                                                                                   ------------
                                                                                     10,224,289
                                                                                   ------------
New Mexico -- 0.7%
   1,235,000  AA     New Mexico Mortgage Finance Authority, Single-Family
                       Mortgage Program, Series B, 8.300% due 3/1/20 (a)........      1,358,500
                                                                                   ------------
New York -- 6.7%
                     New York City, NY GO:
   4,715,000  BBB+     Series F, 6.625% due 2/15/25.............................      5,174,713
                       Unlimited, Series H:
     430,000  BBB+       7.000% due 2/1/21......................................        469,238
     525,000  BBB+       Pre-Refunded--Escrowed with U.S. government
                           securities to 2/1/02 Call @ 101.5,
                           7.000% due 2/1/21(c).................................        585,375
   1,500,000  NR     New York City, NY IDA, Civil Facility Revenue,
                       7.500% due 8/1/26........................................      1,543,125
   1,950,000  BB+    New York State Energy, Research & Development Authority,
                       Electric Facility Revenue, Long Island Lighting Company,
                       7.150% due 12/1/20 (a)...................................      2,115,750
   2,750,000  NR     Port Authority of NY & NJ, Special Obligation Revenue,
                       6.750% due 10/1/19 (a)...................................      2,970,000
                                                                                   ------------
                                                                                     12,858,201
                                                                                   ------------


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
North Carolina -- 3.9%
 $ 1,750,000  A      Martin County, NC Industrial Facilities PCR,
                       6.800% due 5/1/24 (a)....................................    $ 1,938,125
   2,300,000  Baa1*  North Carolina Eastern Municipal Power Agency,
                       Power Systems Revenue, Series B, 7.000% due 1/1/08.......      2,630,625
     750,000  NR     North Carolina Medical Care Community Health Care
                       Facilities, Deerfield Episcopal, 6.000% due 11/1/27......        731,250
   2,050,000  A-     North Carolina Municipal Power Agency No. 1, Catawaba
                       Electric Revenue, 6.250% due 1/1/17......................      2,162,750
                                                                                   ------------
                                                                                      7,462,750
                                                                                   ------------
Ohio -- 3.3%
   1,000,000  NR     Cleveland, OH Airport Special Revenue,
                       Continental Airlines Inc., 9.000% due 12/1/19 (a)........      1,093,750
   1,000,000  NR     Cuyahoga County, OH Health Care Facilities, Judson
                       Retirement Community, Series A, 7.250% due 11/15/18......      1,047,500
   1,500,000  Baa1*  Montgomery County, OH Health Systems Revenue,
                       Series B, 8.100% due 7/1/18..............................      1,781,250
   1,250,000  NR     Ohio State Solid Waste Revenue, 9.000%, due 6/1/21.........      1,337,500
   1,000,000  Baa3*  Ohio Water Development Authority, PCR, Series A,
                       8.100% due 10/1/23 (a)...................................      1,071,250
                                                                                   ------------
                                                                                      6,331,250
                                                                                   ------------
Pennsylvania -- 15.3%
   2,200,000  B-     Allegheny County, PA IDA, Special Facilities
                       Revenue, Series B, (U.S. Air Project), 8.500%
                       due 3/1/21 (a)...........................................      2,472,250
                     Beaver County, PA IDA, PCR:
   2,000,000  BB+      7.625% due 5/1/20........................................      2,277,500
   2,500,000  BB+      7.625% due 5/1/25........................................      2,846,875
   1,500,000  NR     Delaware County, PA IDA, First Mortgage, White Horse,
                       (Pre-Refunded -- Escrowed with U.S. government securities
                       to 7/1/99 Call @ 103), 9.700% due 7/1/09 (c).............      1,674,375
   3,000,000  BBB+   Lebanon County, PA Samaritan House, Series B,
                       (Pre-Refunded -- Escrowed with U.S. government securities
                       to 11/1/99 Call @ 102), 8.250% due 11/1/18 (c)...........      3,292,500
   2,500,000  A-     Luzerne County, PA IDA, 7.125% due 12/1/22 (a).............      2,734,375
   2,000,000  AAA    Montgomery County, PA Higher Education & Health Authority,
                       (Pre-Refunded -- Escrowed with U.S. government securities
                       to 11/1/99 Call @ 102), 8.375% due 11/1/11...............      2,200,000


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
Pennsylvania -- 15.3% (continued)
  $  625,000  NR     Northumberland County, PA IDA Revenue,
                       6.875% due 2/1/03........................................    $   638,281
   1,500,000  AA+    Pennsylvania HFA, Series C, 6.900% due 4/1/25 (a)..........      1,623,750
   1,950,000  BBB    Philadelphia, PA Gas Revenue, Series B,
                       6.400% due 11/15/16......................................      2,040,188
   1,000,000  NR     Philadelphia, PA IDR, Host Marriott,
                       7.750% due 12/1/17 (a)...................................      1,096,250
                     Scranton-Lackawanna, PA Health & Welfare Authority
                       Revenue, (Moses Taylor Hospital Project):
   1,905,000  BBB-       6.150% due 7/1/14......................................      1,993,106
   3,050,000  BBB-       6.250% due 7/1/20......................................      3,194,875
   1,250,000  BBB+   Sharon, PA Regional Health Systems, (Project B),
                       6.875% due 12/1/22.......................................      1,340,625
                                                                                   ------------
                                                                                     29,424,950
                                                                                   ------------
Puerto Rico -- 0.4%
     200,000  A      Commonwealth of Puerto Rico, GO Bonds,
                       8.000% due 7/1/08........................................        208,644
     500,000  A-1+   Puerto Rico Commonwealth Government Development Bank,
                       3.700% due 12/1/15 (d)...................................        500,000
                                                                                   ------------
                                                                                        708,644
                                                                                   ------------
South Carolina -- 1.0%
     945,000  NR     Florence County, SC IDR, 7.375% due 2/1/07.................      1,025,325
     840,000  NR     McCormick County, SC COP, 9.750% due 7/1/09................        857,850
                                                                                   ------------
                                                                                      1,883,175
                                                                                   ------------
South Dakota -- 1.1%
                     Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds:
     130,000  NR       7.000% due 7/1/99........................................        131,625
   1,865,000  NR       7.500% due 7/1/13........................................      1,911,625
                                                                                   ------------
                                                                                      2,043,250
                                                                                   ------------
Tennessee -- 1.2%
     750,000  AAA    Knox County, TN Health, Education & Housing, FSA-Insured,
                       7.125% due 1/1/30........................................        832,500
   1,500,000  A      Shelby County, TN Health, Education & Housing Facilities
                       Board Revenue, 6.000% due 7/1/28.........................      1,509,375
                                                                                   ------------
                                                                                      2,341,875
                                                                                   ------------


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
Texas -- 11.3%
 $ 1,350,000  BBB    Alliance, TX Airport Authority Inc., (Federal
                       Express Corp. Project), 6.375% due 4/1/21 (a)............    $ 1,441,125
   2,000,000  BBB+   Brazos River, TX PCR, (Collateral-Texas Utilities
                       Electric Co., Project A), 8.250% due 1/1/19 (a)..........      2,117,500
   1,040,000  A*     El Paso, TX Housing Finance Corp., Single-Family
                       Mortgage Revenue, 8.750% due 10/1/11.....................      1,131,000
   2,000,000  B1*    El Paso, TX International Airport Revenue Bonds, (Marriott
                       Corp. Project), 7.750% due 3/1/12........................      2,142,500
   1,170,000  NR     Harris County, TX Industrial Development Corporation, IDR,
                       Continental Airlines Inc., 7.950% due 7/1/19 (a).........      1,170,725
                     Houston, TX Airport Systems Revenue Special Facilities,
                       Continental Airlines Inc.:
   1,050,000  Ba2*       Series B, 6.125% due 7/15/27 (a).......................      1,073,625
   3,000,000  Ba2*       Series C, 6.125% due 7/15/27 (a).......................      3,067,500
                     Matagorda County, TX Navigation District No. 1, PCR,
                       (Houston Lighting & Power Company Project):
   1,000,000  AAA        MBIA-Insured, 6.100% due 7/1/28........................      1,038,750
   1,400,000  A-         Series A, 7.875% due 2/1/19 (a)........................      1,439,256
   1,400,000  AA     North Central, TX Health Facilities Development Project,
                       Hospital Revenue Bonds, Baylor Health Care Systems,
                       Series 1992B, Variable Rate INFLOS,
                       7.820% due 5/15/08 (e)...................................      1,519,000
                     Northgate Crossing, TX Municipals Utilities:
   1,000,000  NR       District 1, GO, 8.875% due 12/1/13.......................      1,005,000
   1,000,000  NR       District 2, Special Tax, 8.875% due 12/1/13..............      1,005,000
   3,435,000  BB     Sam Rayburn, TX Municipal Power Supply System Revenue
                       Refunding, Series A, 6.250% due 10/1/17..................      3,465,056
                                                                                   ------------
                                                                                     21,616,037
                                                                                   ------------
Utah -- 2.1%
   1,735,000  NR     Hurricane, UT Health Facilities Development Revenue,
                       (Mission Health Services Project), 10.500% due 7/1/20....      1,908,500
   2,000,000  NR     Utah State Housing Finance Agency Revenue, Series A,
                       6.875% due 7/1/27........................................      2,052,500
                                                                                   ------------
                                                                                      3,961,000
                                                                                   ------------
Vermont -- 1.1%
   2,060,000  A1*    Vermont Housing Finance Agency, Home Mortgage, Series B,
                       8.100% due 6/1/22 (a)....................................      2,137,744
                                                                                   ------------


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                                October 31, 1997

================================================================================================
 FACE
AMOUNT        RATING             SECURITY                                               VALUE
================================================================================================
West Virginia -- 0.7%
 $ 2,500,000  NR     Marion County, WV County Commission, Solid Waste
                       Disposal Facility, 7.750% due 12/1/11 (a)(f).............   $  1,250,000
                                                                                   ------------
Wisconsin -- 0.8%
   1,500,000  NR     Wisconsin State Health & Educational Facilities Authority
                       Revenue, Benchmark Health Care Green Bay,
                       7.750% due 5/1/27........................................      1,528,125
                                                                                   ------------
                     TOTAL INVESTMENTS --- 100%
                     (Cost -- $179,490,677**)...................................   $192,022,200
                                                                                   ============




(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b)   Security segregated by Custodian for open market purchase commitment.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(f)   Security is in default.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 11 and 12 for definition of ratings and certain security descriptions.

                                   ----------

                 Summary of Municipal Bonds by Combined Ratings
                          October 31, 1997 (unaudited)

--------------------------------------------------------------------------------
                                        Standard &           Percent of
         Moody's         and/or           Poor's          Total Investments
--------------------------------------------------------------------------------
          Aaa              --              AAA                   3.6%
          Aa               --              AA                    3.7
           A                --              A                    9.3
          Baa              --              BBB                  35.0
          Ba               --              BB                   14.5
           B                --              B                    2.4
          NR               --              NR                   31.5
                                                               -----
                                                               100.0%
                                                               =====
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                                    Bond Ratings

================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
                                                        Bond Ratings (continued)

================================================================================

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

                                                           Security Descriptions
================================================================================

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond
                  Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility
                  Construction Loan Insurance
CONNIE LEE -- College Construction Loan
                  Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage
                  Corporation
FLAIRS     -- Floating Adjustable Interest Rate
                  Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage
                  Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development
                  Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors
                  Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse
                  Coupon Security
PCR        -- Pollution Control Revenue
PSF        -- Permanent School Fund
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest
                  Tax-Exempt Securities
SYCC       -- Structured Yield Curve
                  Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation
                  Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday
                  Demand

                                                 Municipal High Income Fund Inc.
                                             Statement of Assets and Liabilities
[STAR}                                                          October 31, 1997
================================================================================

ASSETS:
   Investments, at value (Cost -- $179,490,677) ................  $ 192,022,200
   Cash ........................................................         79,352
   Receivable for securities sold ..............................         55,000
   Interest receivable .........................................      4,450,499
                                                                  -------------
   Total Assets ................................................    196,607,051
                                                                  -------------


LIABILITIES:
   Payable for securities purchased ............................      2,239,160
   Investment advisory fees payable ............................         67,900
   Administration fees payable .................................         33,689
   Accrued expenses ............................................        133,009
                                                                  -------------
   Total Liabilities ...........................................      2,473,758
                                                                  -------------
Total Net Assets ...............................................  $ 194,133,293
                                                                  =============


NET ASSETS:
   Par value of capital shares .................................  $     198,853
   Capital paid in excess of par value .........................    184,808,400
   Undistributed net investment income .........................        136,698
   Accumulated net realized loss from security transactions ....     (3,542,181)
   Net unrealized appreciation of investments ..................     12,531,523
                                                                  -------------
Total Net Assets
  (Equivalent to $9.76 a share on 19,885,306 shares of
   $0.01 par value outstanding; 500,000,000 shares authorized)..  $ 194,133,293
                                                                  =============


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                         Statement of Operations
                                             For the Year Ended October 31, 1997
================================================================================

INVESTMENT INCOME:
   Interest ...................................................    $ 13,493,658
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) ..........................         757,896
   Administration fees (Note 3) ...............................         378,948
   Shareholder communications .................................         117,998
   Audit and legal ............................................          44,996
   Directors' fees ............................................          43,001
   Registration fees ..........................................          24,400
   Shareholder and system servicing fees ......................          19,504
   Pricing service fees .......................................          10,002
   Custody ....................................................           9,140
   Other ......................................................           5,165
                                                                   ------------
   Total Expenses .............................................       1,411,050
                                                                   ------------
Net Investment Income .........................................      12,082,608
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales ......................................      65,040,491
     Cost of securities sold ..................................      65,440,104
                                                                   ------------
   Net Realized Loss ..........................................        (399,613)
                                                                   ------------

   Change in Net Unrealized Appreciation of Investments:
     Beginning of year ........................................       7,240,580
     End of year ..............................................      12,531,523
                                                                   ------------
   Increase in Net Unrealized Appreciation ....................       5,290,943
                                                                   ------------
Net Gain on Investments .......................................       4,891,330
                                                                   ------------
Increase in Net Assets From Operations ........................    $ 16,973,938
                                                                   ============


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                                                 For the Years Ended October 31,
================================================================================


                                                         1997           1996
                                                        ------         ------
OPERATIONS:
   Net investment income ........................  $  12,082,608  $  12,398,843
   Net realized loss ............................       (399,613)      (205,983)
   Increase in net unrealized appreciation ......      5,290,943        153,751
                                                   -------------   -------------
   Increase in Net Assets From Operations .......     16,973,938     12,346,611
                                                   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income ........................    (12,281,068)   (12,090,828)
                                                   -------------   -------------
   Decrease in Net Assets From
    Distributions to Shareholders ...............    (12,281,068)   (12,090,828)
                                                   -------------   -------------

FUND SHARE TRANSACTIONS (NOTE 5):
   Net asset value of shares issued for
    reinvestment of dividends ...................      2,136,996            --
                                                   -------------   -------------
   Increase in Net Assets From
     Fund Share Transactions ....................      2,136,996            --
                                                   -------------   -------------
Increase in Net Assets ..........................      6,829,866        255,783

NET ASSETS:
   Beginning of year ............................    187,303,427    187,047,644
                                                   -------------   -------------
   End of year* .................................  $ 194,133,293  $ 187,303,427
                                                   =============  ==============

* Includes undistributed net investment income of:      $136,698       $335,158
                                                   =============  ==============


                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                                   Notes to Financial Statements
================================================================================

      1.    Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2.    Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBMFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

                                                 Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)
================================================================================

      4.    Investments

      During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $68,984,155
--------------------------------------------------------------------------------
Sales                                                               65,040,491
================================================================================

      At October 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $13,932,598
Gross unrealized depreciation                                       (1,401,075)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $12,531,523
================================================================================

      5.    Capital Shares

      At October 31, 1997, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                                                Year Ended
                                                             October 31, 1997
                                                            -------------------
                                                            Shares      Amount
================================================================================
Shares issued on reinvestment                              225,424   $2,136,996
================================================================================

      6.    Capital Loss Carryforwards

      At October 31, 1997, the Fund had, for Federal income tax purposes, approximately $3,542,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                              2002          2003         2004           2005
================================================================================
Carryforward Amounts       $2,667,000     $270,000     $205,000       $400,000
================================================================================

                                                 Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year:


                                                              1997         1996       1995        1994        1993
                                                              ----         ----       ----        ----        ----
Net Asset Value,
   Beginning of Year............................             $9.53        $9.51       $8.98       $9.72       $9.49
                                                           --------    --------    --------    --------    --------

Income (Loss) From Operations:
   Net investment income........................              0.61         0.63        0.64        0.65        0.67
   Net realized and unrealized gain (loss)......              0.24           --        0.54       (0.72)       0.23
                                                           --------    --------    --------    --------    --------
Total Income (Loss) From Operations.............              0.85         0.63        1.18       (0.07)       0.90
                                                           --------    --------    --------    --------    --------

Less Distributions From:
   Net investment income........................             (0.62)       (0.61)      (0.65)      (0.65)      (0.67)
   Net realized gains ..........................                --           --          --       (0.02)        --
                                                           --------    --------    --------    --------    --------
Total Distributions.............................             (0.62)       (0.61)      (0.65)      (0.67)      (0.67)
                                                           --------    --------    --------    --------    --------

Net Asset Value, End of Year....................              $9.76       $9.53       $9.51       $8.98       $9.72
                                                           --------    --------    --------    --------    --------
Total Return, Based on Market Value.............              17.22%      10.22%      14.17%     (10.11)%     17.76%
                                                           --------    --------    --------    --------    --------
Total Return, Based on Net Asset Value..........               9.41%       7.39%      14.00%      (0.54)%      9.87%
                                                           --------    --------    --------    --------    --------
Net Assets, End of Year (000s) .................           $194,133    $187,303    $187,048    $176,379    $188,294
                                                           ========    ========    ========    ========    ========

Ratios to Average Net Assets:
   Expenses.....................................               0.74%       0.77%       0.84%       0.84%       0.87%
   Net investment income........................               6.38        6.65        6.87        6.98        6.89

Portfolio Turnover Rate ........................                 35%         17%         18%         17%         13%

Market Value, End of Year ......................             $9.875      $9.000      $9.000      $8.250      $9.875

                                                 Municipal High Income Fund Inc.
                                                    Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 1994, were audited by other auditors whose report thereon, dated December 15, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities sold or purchased but not delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal High Income Fund Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                   /s/ KPMG Peat Marwick LLP


New York, New York
December 8, 1997

                                                 Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                     Dividend
    Record        Payable         NYSE       Net Asset  Dividend   Reinvestment
     Date          Date      Closing Price*   Value*      Paid        Price
    ------       ---------   --------------   ------     -------      ------
   11/20/95      11/24/95        $8.750       $9.52      $0.0540      $8.87
   12/26/95      12/29/95         8.375        9.58       0.0510       8.60
    1/19/96       1/26/96         8.875        9.59       0.0510       8.88
    2/20/96       2/23/96         8.750        9.57       0.0510       8.86
    3/26/96       3/29/96         8.875        9.43       0.0510       8.86
    4/23/96       4/26/96         8.750        9.38       0.0510       8.90
    5/28/96       5/31/96         8.875        9.40       0.0510       8.85
    6/05/96       6/28/96         8.500        9.33       0.0510       8.79
    7/23/96       7/26/96         8.625        9.38       0.0510       8.82
    8/27/96       8/30/96         8.875        9.43       0.0510       8.90
    9/24/96       9/27/96         9.000        9.44       0.0510       9.00
   10/22/96      10/25/96         9.000        9.49       0.0510       9.08
   11/25/96      11/29/96         9.125        9.57       0.0510       9.23
   12/23/96      12/27/96         9.375        9.56       0.0520       9.30
    1/28/97       1/31/97         9.375        9.53       0.0520       9.44
    2/25/97       2/28/97         9.375        9.60       0.0520       9.37
    3/24/97       3/27/97         9.125        9.52       0.0520       9.27
    4/22/97       4/25/97         9.250        9.48       0.0520       9.32
    5/27/97       5/30/97         9.125        9.53       0.0520       9.47
    6/24/97       6/27/97         9.563        9.62       0.0520       9.43
    7/22/97       7/25/97         9.938        9.70       0.0520       9.51
    8/26/97       8/29/97         9.500        9.68       0.0520       9.49
    9/23/97       9/26/97         9.813        9.72       0.0520       9.53
   10/28/97      10/31/97         9.625        9.74       0.0520       9.55

* As of record date.

                                                 Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
                                                 and Tax Information (unaudited)
================================================================================

                                 Quarterly Results of Operations

                                                                                   Net Realized                   Net Increase
                                                         Net                      and Unrealized                   (Decrease)
                        Investment                   Investment                     Gain (Loss)                  in Net Assets
                          Income                       Income                     on Investments                From Operations
                 -----------------------        ---------------------         ----------------------        -----------------------
 Quarter                            Per                          Per                           Per                            Per
  Ended           Total            Share         Total          Share         Total           Share         Total            Share
--------          -----            -----         -----          -----         -----           -----         -----            -----
 1/31/96       $ 3,487,742     $   0.18      $ 3,089,124     $   0.16     $ 1,821,322      $   0.09      $ 4,910,446      $   0.25
 4/30/96         3,405,211         0.17        3,035,493         0.15      (4,388,492)        (0.22)      (1,352,999)        (0.07)
 7/31/96         3,456,996         0.18        3,142,875         0.16         382,360          0.02        3,525,235          0.18
10/31/96         3,479,645         0.18        3,131,351         0.16       2,132,578          0.11        5,263,929          0.27
 1/31/97         3,457,602         0.18        3,095,243         0.16         591,922          0.03        3,687,165          0.19
 4/30/97         3,361,023         0.17        3,011,000         0.15        (889,987)        (0.05)       2,121,013          0.10
 7/31/97         3,314,095         0.17        2,960,294         0.15       4,722,973          0.24        7,683,267          0.39
10/31/97         3,360,938         0.17        3,016,071         0.15         466,422          0.02        3,482,493          0.17

                              ---------------------

                                 Tax Information

      For the year ended October 31, 1997, 100% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax purposes.

                                                 Municipal High Income Fund Inc.
                                  Additional Shareholder Information (unaudited)
================================================================================

      On February 12, 1997, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund, the election of Allan J. Bloostein and Martin Brody as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                            % of          Votes         % of
Directors*             Votes For        Shares Voted     Against    Shares Voted
================================================================================
Allan J. Bloostein   17,415,298.250        97.994%     356,448.157     2.006%
Martin Brody         17,359,120.960        97.678      412,625.447     2.322
================================================================================

      The results of the vote on Proposal 2 were as follows:

                    % of        Votes        % of          Votes        % of
  Votes For     Shares Voted   Against   Shares Voted    Abstained  Shares Voted
================================================================================
 17,469,709.410     98.300%    61,352.573    0.345%     240,684.424    1.355%
================================================================================

There were no broker non-votes.

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Dwight B. Crane, Robert A. Frankel, William R. Hutchinson and Heath B. McLendon.

                                                 Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

      Under the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share at the time shares are valued for determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of their net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of the net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions.

                                                 Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

      The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

      A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

      A current prospectus may be obtained by contacting a Smith Barney Financial Consultant. Information concerning the Plan may be obtained from First Data at (800) 331-1710.

                              ---------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of October 31, 1997, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser and Administrator

Smith Barney Mutual Funds
Management Inc.
388 Greenwich Street
New York, New York 10013


Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                                New York, NY10013
                                 (212) 723-9218

                                  FD01049 12/97